Supplement to the
Spartan® Investment Grade Bond Fund
November 29, 2003
Prospectus

Shareholder Meeting. On or about September 15, 2004, a meeting of the shareholders of Spartan® Investment Grade Bond Fund will be held to vote on various proposals. Shareholders of record on July 19, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198, to request a free copy of the proxy statement.

The following information replaces similar information found under the heading Selling Shares in the Shareholder Information section on page 11.

  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found under the heading Features in the Shareholder Information section on page 13.

Checkwriting

  To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.

SIG-04-02 August 1, 2004
1.480656.109